UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report - October 26, 2005

DIMECO, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-49639	23-2250152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

820 Church Street Honesdale, Pennsylvania	18431
(Address if principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (570) 253-1970

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 24, 2005, the Registrant announced its unaudited results of operations for the quarter and nine months ended September 30, 2005. A copy of the related news release is being filed as Exhibit 99 to this Form 8-K. This filing, including Exhibit 99, shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dimeco, Inc.
(Registrant)

October 26, 2005	/s/ Maureen H. Beilman
Maureen H. Beilman
Chief Financial Officer

EXHIBIT INDEX

Exhibit 99

News Release, of Registrant, dated October 24, 2005, re: Dimeco, Inc. Announces Earnings at September 30, 2005